JPMORGAN INCOME FUNDS

JPMorgan Strategic Income Fund
(All Share Classes)
(a series of JPMorgan Trust I)

Supplement dated November 28, 2008
to the Prospectuses dated July 1, 2008, as supplemented

The portfolio management information listed under “The Portfolio Managers” heading in “The Funds’ Management and Administration” section of the Prospectuses for the JPMorgan Strategic Income Fund listed is hereby deleted in its entirety and replaced by the following:

Strategic Income Fund

William Eigen, Managing Director and CFA charterholder, and Timothy N. Neumann serve as the senior portfolio managers of the Strategic Income Fund, since November 2008 and June 2006 respectively. As senior portfolio managers, Mr. Eigen and Mr. Neumann are responsible for determining the sector and overall asset allocation strategy for the Fund and making the day-to-day decisions concerning strategies used by the Fund. Mr. Eigen has been the head of Core Plus and Absolute Return Fixed Income strategies at JPMIM since April 2008. In addition to his role as portfolio manager for the Fund, he has also served as portfolio manager for Highbridge Capital Management, LLC (“Highbridge”), an indirect majority owned subsidiary of JPMorgan Chase, since August 2005. Prior to his position with Highbridge, Mr. Eigen served as an analyst and lead portfolio manager at Fidelity Investments from 1994 to 2005 where he was responsible for managing multi-sector income strategies. Mr. Neumann has been part of the portfolio management team for the Fund since December 2004. Information on Mr. Neumann is described under Bond Fund.

Assets that have been allocated to a strategy or sector by Mr. Eigen and Mr. Neumann are managed by dedicated sector and research teams. The lead portfolio managers who are primarily responsible for the day-to-day management and securities selection for the various allocations for the Fund are as follows:

Robert L. Cook, Managing Director and CFA charterholder, and Thomas G. Hauser, Vice President and CFA charterholder, are the portfolio managers responsible for the corporate credit securities investment strategy and have been involved in the management of the Fund since June 2006. Mr. Cook is a leader of one of JPMIM’s fixed income high yield teams. Prior to joining JPMIM in 2004, he was responsible for managing high yield total return assets and was the director of credit research at 40/86 Advisors from 1994 until 2004. Mr. Hauser is responsible for co-managing high yield total return assets as well as overseeing high yield trading efforts. Prior to joining JPMIM in 2004, Mr. Hauser served as a vice president with 40/86 Advisors beginning in 2001.

Jeffery J. Grills, Managing Director and CFA charterholder, and Gunter J. Heiland, Managing Director, are the portfolio managers responsible for the foreign securities and emerging market debt securities for the Fund. An employee of JPMIM since 1993, Mr. Grills has been a portfolio manager since 2000 and has served as an analyst for the Quantitative Research Group of the Fixed Income Group focusing on portfolio construction and risk analysis. An employee of JPMIM since 1997, Mr. Heiland has been a portfolio manager since 2000 and also a senior trader.

John T. Donohue is the lead portfolio manager responsible for the rates/duration management and relative value strategies for the Fund since 2006. Information for Mr. Donohue is described under Short Term Bond Fund and Short Term Bond Fund II.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SIF-1108